EXHIBIT 10.2A

           FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT

         This First Amendment to Revolving Credit and Guaranty Agreement (the "Amendment") dated as of May 15, 1997 among Carson Pirie Scott & Co., (the
"Borrower") certain subsidiaries of the Borrower, as guarantors (the "Guarantors") the Banks party hereto, and ABN AMRO Bank N.V., as Agent;
                                               W I T N E S S E T H:

         WHEREAS, the Borrower, Guarantors, Banks and ABN AMRO Bank N.V., as Agent, have heretofore executed and delivered a Credit Agreement dated as of May 24, 1996 (the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:

            1. The defined terms "Applicable Margin" and "Final Maturity Date" contained in Section 1.01 of the Credit Agreement are hereby amended in their entirety and as so amended shall read as follows:

                  "Applicable Margin" means, on any date, for any Alternate Base Rate Loan or Eurodollar Loan, the rate per annum set forth below, as in effect on such date as determined pursuant to the provisions of the definition of Pricing Date:

             LEVEL              EURODOLLAR LOANS       ALTERNATE BASE RATE LOANS
         Level I Status              0.75%                         0%
         Level II Status             1.00%                         0%
         Level III Status            1.25%                         0%
         Level IV Status             1.50%                         0.25%
         Level V Status              1.75%                         0.50%
         Level VI Status             2.00%                         0.75%

                  "Final Maturity Date" shall mean the earlier to occur of (i) June 30, 2000 and (ii) the termination of the Total Commitment in accordance with Section 7.01 hereof.

            2. The Banks hereby confirm that the amendments to the Receivables Agreement Documents attached as Appendix I to this Amendment do not have a material adverse effect on the Borrower or upon the rights and remedies of the Required Banks or any Bank.

            3. The Borrower and each Guarantor represents and warrants to each Bank and the Agent that (a) each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct on and as of the date of this Amendment as if made on and as of the date hereof and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby; (b) no Default and no Event of Default has occurred and is continuing; and (c) without limiting the effect of the foregoing, the Borrower's and each Guarantor's execution, delivery and performance of this Amendment have been duly authorized, and this Amendment has been executed and delivered by a duly authorized officer of the Borrower and each Guarantor's.

                  4. The Borrower hereby acknowledges and agrees that the Security Documents and the liens and security interests created and provided for thereunder shall be and remain in full force and effect and shall continue to secure all Obligations. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

                  5. This Amendment shall become effective upon the satisfaction of all of the following conditions precedent:

                   (a) The Borrower, the Guarantors, the Banks and the Agent shall have executed and delivered this Amendment; and

                   (b) The Banks shall have received the written opinion of Charles J. Hansen, Esq., Vice President and General Counsel of the Borrower and certain of the Guarantors in form and substance acceptable to the Agent.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. All references to the Credit Agreement in any document shall be deemed to be references to the Credit Agreement as amended hereby. All capitalized terms used herein without definition shall have the same meaning herein as they have in the Credit Agreement. This Amendment shall be construed and governed by and in accordance with the internal laws of the State of Illinois.

         Dated as of the date first above written.

                                 CARSON PIRIE SCOTT & CO.

                                 By:  \s\ Charles J. Hansen
                                      ---------------------------
                                      Title: Vice President



                                 ABN AMRO BANK N.V., in its individual capacity
                                  as a Bank and Agent

                                 By:  \s\ David Hannah
                                      ---------------------------
                                      Title: Group Vice President

                                 By:  \s\ Willem Van Beer
                                      ---------------------------
                                      Title: Vice President

                                 DRESDNER BANK AG, New York and Grand Cayman
                                  Branches

                                 By:  \s\ John W. Sweeney
                                      ---------------------------
                                      Title: Assistant Vice President

                                 By:  \s\ Christopher E. Sarisky
                                      ---------------------------
                                      Title: Assistant Treasurer



                                 THE CIT GROUP/BUSINESS CREDIT, INC.

                                 By:  \s\ Allison Luedman
                                      ---------------------------
                                      Title: Assistant Secretary



                                 BANK OF MONTREAL

                                 By:  \s\ Dennis Rourke
                                      ---------------------------
                                      Title: Director



                                 THE BANK OF NEW YORK

                                 By:  \s\ Michael Flannery
                                      ---------------------------
                                      Title: Vice President



                                 CAISSE NATIONALE DE CREDIT AGRICOLE

                                 By:  \s\ David Bouhl, F.V.P.
                                      ---------------------------
                                      Title: Head of Corporate Banking
                                        Chicago



                                 FIRST BANK (N.A.)

                                 By:  \s\ Alan Holman
                                      ---------------------------
                                      Title: Vice President



                                 THE FIRST NATIONAL BANK OF BOSTON

                                 By:  \s\ Peter L. Griswold
                                      ---------------------------
                                      Title: Director

                                 THE FUJI BANK, LIMITED

                                 By:  \s\ Peter L. Chinnici
                                      ---------------------------
                                      Title: Joint General Manager

                               GUARANTORS' CONSENT

         Each of the undersigned acknowledges and agrees that while the following is not required, each confirms that: (i) it consents to the Amendment to the Credit Agreement as set forth above; (ii) all of the Loan Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Credit Agreement as modified hereby; (iii) all references in such Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby; (iv) its consent to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Credit Agreement; and (v) each of the undersigned will continue to execute and deliver any and all instruments or documents as may be required by the Agent or Required Banks to confirm any of the foregoing.


                                    CPS HOLDING CO.
                                    CPS DEPARTMENT
                                    FRANKLIN STREET CORPORATION
                                    TELEGRAPH-120 CORPORATION
                                    1-29 S. STATE STREET CORP.
                                    331 W. WISCONSIN AVENUE CORPORATION
                                    CARSON PIRIE SCOTT INSURANCE SERVICES, INC.
                                    CPS HOTEL MANAGEMENT SERVICES, INC.
                                    HIGHLAND AVENUE CORPORATION
                                    1-65 U.S. 30 CORP.
                                    LATHROP AVENUE CORPORATION
                                    LINCOLN CICERO CORPORATION
                                    URBANA CENTRAL DEVELOPMENT CO.
                                    151 MANNHEIM CORP.
                                    P.A. BERGNER & CO.

                                    By:   \s\ Charles J. Hansen
                                          ---------------------------
                                          Title: Vice President

                                   APPENDIX I



                            Dated as of May 15, 1997


Great Lakes Credit Corp.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203
Attention:        Darren R. Jackson


Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203
Attention:        Charles J. Hansen, Esq.


         Re:      Second Amendment of Liquidity Agreement
                  dated as of July 22, 1994 (this "Amendment")

Ladies and Gentlemen:

         Reference is hereby made to that certain Liquidity Agreement, dated as of July 22, 1994 (as amended, supplemented and otherwise modified through the date hereof, the "Liquidity Agreement"), among Great Lakes Credit Corp., a Delaware corporation (the "Borrower"), and ABN AMRO Bank N.V., as agent (the "Agent") for and on behalf of the Lenders. You have requested that the Agent agree to amend the Liquidity Agreement which the Agent is willing to do subject to the terms and conditions hereof. Terms used herein and not otherwise defined herein which are defined in the Liquidity Agreement shall have the same meaning herein as defined therein.

         1. Accordingly, subject to the following terms and conditions, the Liquidity Agreement shall be, and it hereby is, effective as of the date hereof (the "Effective Date") subject to Section 3 of this Amendment, amended as follows:

                  (a) The  first  sentence  of  Section  3.01  of the  Liquidity
         Agreement shall be, and hereby is, amended by replacing the term "Termination Date" with the phrase "applicable Lender's Termination Date (or, with respect to any B-Holder, prior to such B-Holder's Commitment Termination Date)" therein and by replacing the term "Banks" with the phrase "Lenders (other than WINDMILL)" in clause (ii) thereof.

                  (b) The B-Holders shall be considered to be "Lenders" for purposes of Section 3.02 of the Liquidity Agreement.

                  (c) Section 3.02(a) of the Liquidity Agreement shall be, and hereby is, amended by deleting the sentence "No Incremental Payment shall be made by any Lender on or after such Lender's Termination Date." and replacing it with the following:

                           If an  Incremental  Payment  is so  requested  of any
                  B-Holder then each B-Holder shall make to the Borrower its pro rata share (based on its Original Investment as a percentage of the aggregate Original Investments of all B-Holders) of such Incremental Payment, subject to the terms hereof and of the Transfer Agreement; provided, however, that the Investment of any B-Holder after giving effect to such Incremental Payment shall not exceed such B-Holder's Original Investment. No Incremental Payment shall be made by any Lender after such Lender's Termination Date (or, with respect to any B-Holder, after such B-Holder's Commitment Termination Date).

                  (d) The fourth and last sentence of Section 3.02(a) of the Liquidity Agreement shall be, and hereby is, amended by replacing the term "Banks" with the phrase "Lenders (other than WINDMILL)" therein and by replacing each term "Bank" with the term "Lender" therein.

                  (e) Section 3.06(b)(ii) of the Liquidity Agreement shall be, and hereby is, amended and restated in its entirety to be and to read as follows:

                           (ii) during the period from the B-Certificate Initiation Date to the Commitment Termination Date, monthly in arrears on the Payment Date for each calendar month for the immediately prior Settlement Period, commencing on the first Payment Date following the B-Certificate Initiation Date, and on the Commitment Termination Date, a fee (which shall not be less than zero Dollars ($0)) equal to the B-Certificate Commitment Rate on an amount equal to the sum of the Original Investment for each B-Holder minus the sum of the Investment for each B-Holder arising under the B-Certificate, calculated on the basis of actual number of days elapsed and a three hundred sixty (360) day year;

                  (f) The phrase "thirty basis points (0.30%)" in Section 3.06(b)(iii) of the Liquidity Agreement shall be, and hereby is, amended in its entirety to be and to read as follows:

                           twenty-five basis points (0.25%)

                  (g) The third sentence of Section 6.02 of the Liquidity Agreement shall be, and hereby is, amended by replacing the term "Bank" with the phrase "Lender (other than WINDMILL)" therein.

                  (h) Section 6.02(f) of the Liquidity Agreement shall be, and hereby is, amended by adding, immediately prior to the period at the end thereof, the following parenthetical:

                           (as determined after giving effect to an increase in the Additional Advance Rate as a result of such Incremental Payment)

                  (i) The first sentence of the last paragraph of Section 10.05(c) of the Liquidity Agreement shall be, and hereby is, amended by replacing the term "Interest" with the phrase "commitment to make Loans hereunder or all or any part of its Interest" therein.

                  (j) The  second  to last  sentence  of the last  paragraph  of
         Section 10.05(c) of the Liquidity Agreement shall be, and hereby is, amended by replacing the term "Original Investment" with the terms "B-Certificate Initiation Date", "Commitment Termination Date"," therein.

                  (k) Clause (iv) of the definition of "Bank Termination Date" in Schedule X of the Liquidity Agreement shall be, and hereby is, amended in its entirety to be and to read as follows:

                           (iv)      June 30, 2000

                  (l) The  definition  of "Carson's  Consolidated  Net Worth" in
         Schedule X of the Liquidity Agreement shall be, and hereby is, amended in its entirety to be and to read as follows:

                           "Carson's  Consolidated  Amount"  shall mean,  at any
                  date, the amount by which (a) the total consolidated assets (minus all assets which would be classified as intangible assets) of Carson and its Subsidiaries exceed (b) the total consolidated liabilities of Carson and its Subsidiaries, all computed and calculated in accordance with GAAP.

                  (m) Clause  (ii) of the  definition  of  "Eurodollar  Rate" in
         Schedule X of the Liquidity Agreement shall be, and hereby is, amended in its entirety to be and to read as follows:

                           (ii) one-half percent (0.50%)

                  (n) The definition of "Minimum Amount" in Schedule X of the Liquidity Agreement shall be, and hereby is, amended in its entirety to be and to read as follows:

                           "Minimum Amount" shall mean, $250,000,000 plus 75% of
                  positive Net Income of Carson and its Subsidiaries for each Fiscal Year of Carson commencing on or after February 4, 1996 (but without subtraction for any negative Net Income for any such period).

                  (o) Clause (f) of the definition of "Permitted Investments" in
         Schedule X of the Liquidity Agreement shall be, and hereby is, amended by replacing the phrase "substantially all the assets of which are comprised of securities of the type described in clauses (a) through
         (e) above" as follows:

                  which money market funds have assets in excess of One Billion Dollars ($1,000,000,000) and comply with Rule 2a-7 of the Securities and Exchange Commission as in effect on the date hereof

                  (p) The following definitions shall be, and hereby are, added to Schedule X of the Liquidity Agreement as alphabetically appropriate:

                           "B-Certificate   Commitment   Rate"  shall  have  the
                  meaning ascribed to such term in the B-Certificate.

                           "B-Certificate   Initiation   Date"  shall  have  the
                  meaning ascribed to such term in the B-Certificate.

                           "Commitment  Termination Date" shall have the meaning
                  ascribed to such term in the B-Certificate.

                           "Net Income"  shall mean,  for any Person and for any
                  period, the net income (loss) of such Person for such period, provided that (i) all gains and all losses realized by such

                  Person and its Subsidiaries upon the sale or other disposition (including, without limitation, pursuant to sale and leaseback transactions) of property or assets which are not sold or otherwise disposed of in the ordinary course of business, or pursuant to the sale of any capital stock of such Person or any subsidiary, shall be excluded, (ii) net income or net loss of any Person combined with such Person on a "pooling of interests" basis attributable to any period prior to the date of such combination shall be excluded, and (iii) net income of any Person which is not a Subsidiary of such Person and which is consolidated with such Person or is accounted for by such Person by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to such Person or a Subsidiary.

                           "Original   Investment"   shall  have  the   meaning
                  ascribed  to  such  term  in  the B-Certificate.

         2.  The Borrower represents and warrants to the Agent that:

                  (a) it is in full compliance with all of the material terms, conditions and all other provisions of this Amendment, the Liquidity Agreement and each of the other Transaction Documents, in each case as of the Effective Date; and

                  (b) its representations and warranties contained in this Amendment, the Liquidity Agreement and the other Transaction Documents are true and correct in all material respects, in each case as though made on and as of the Effective Date, except to the extent such representations and warranties relate solely to an earlier date (and then as of such earlier date); and

                  (c) both before and after giving effect to this Amendment, no Termination Event nor Potential Termination Event has occurred and is continuing or would result from the execution and delivery of this Amendment or any other document arising in connection with or pursuant to this Amendment; and

                  (d) this Amendment has been duly authorized, executed and delivered on its behalf, and each of the Liquidity Agreement, both before being amended and supplemented hereby and as amended and supplemented hereby, each of the other Transaction Documents to which it is a party and this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof.

         3. Section 1 of this Amendment shall become effective only once all of the pre-conditions set forth below in this Section 3 have been satisfied:

                  (a)  the  first  amendment  of  B-Certificate,   the  Transfer
         Supplement and the Seasonal Commitment Certificate, each dated as of the date hereof, shall be effective; and

                  (b) the Agent has received, in form and substance satisfactory to the Agent, all documents, certificates and opinions as the Agent may reasonably request and all other matters incident to the execution hereof are satisfactory to the Agent.

         4.   Notwithstanding Section 2.2 of the Transfer Agreement, the
Lenders and each of the parties hereto consent to the distribution on the date hereof to the B-Holder of an amount equal to all Investment and Discount owed to the B-Holder.

         5. The Liquidity Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents, and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the Effective Date, the Liquidity Agreement shall be deemed to be amended and supplemented as herein provided, and, except as so amended and supplemented, the Liquidity Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

         6. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

          Please signify your agreement and acceptance of the foregoing by executing this Amendment in the space provided below.

                                                  Very truly yours,

                                                  ABN AMRO BANK N.V., as Agent

                                                  By
                                                     ---------------------------
                                                  Title
                                                       -------------------------

                                                  By
                                                     ---------------------------
                                                  Title
                                                        ------------------------

Accepted and Agreed to:

GREAT LAKES CREDIT CORP., as Borrower

By
   ---------------------------------

Title
      ------------------------------
Consented to:

LASALLE NATIONAL BANK, as Collateral Agent

By
   ---------------------------------

Title
      ------------------------------